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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 2, 2000

                            GENERAL AUTOMATION, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                     0-5260                    95-248811
----------------------------        -----------           ----------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification Number)

17731 Mitchell North, Irvine, California                          92614
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (949) 250-4800

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On August 2, 2000, General Automation, Inc. ("GA") sold its line of Pick-based database management products and related assets to Pick Systems for $2,500,000 in cash, a Promissory Note in the principal amount of $500,000 (the "Note"), and royalties in an amount equal to 20% of certain sales made by Pick Systems during the twenty-four month period commencing August 1, 2000. The Note does not bear interest and is due and payable in full on December 31, 2000.

     Concurrently with the consummation of this transaction, royalties owed to Pick Systems by GA in the aggregate amount of $1,284,000 were also extinguished.

     The assets sold to Pick Systems consisted of (a) the line of products previously sold by GA under the names R83, R91, Mentor Operating Environment
(MOE), Mentor PC/OS, mvBase, mvEnterprise, mvPRO, Sequoia PICK, Sequoia PRO, PICK O/A, CIE PICK and PICK64+; (b) all intellectual property unique to those products, including trademarks; (c) the service contracts related to those products; (d) all accounts receivable derived from service contracts pertaining to those products, and (e) certain other related assets.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The pro forma financial information required by paragraph (b) of Item 7 will be filed by amendment to this Report on Form 8-K, which GA anticipates will be filed on or about September 29, 2000.

     The following Exhibits are filed with this Report on Form 8-K and are incorporated herein by this reference:

Exhibit                                Description
-------                                -----------

   10.1 Asset Purchase Agreement dated August 2, 2000 entered into by GA and Pick Systems

   10.2 Secured Promissory Note in the original principal amount of $500,000 payable by Pick Systems to GA

   10.3 Security Agreement dated August 2, 2000 entered into by GA and Pick Systems


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


August 14, 2000                     GENERAL AUTOMATION, INC.


                                    By: /s/ Richard H. Nance
                                        ----------------------------------------
                                            Richard H. Nance
                                            Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit                                Description
-------                                -----------

   10.1 Asset Purchase Agreement dated August 2, 2000 entered into by GA and Pick Systems

   10.2 Secured Promissory Note in the original principal amount of $500,000 payable by Pick Systems to GA

   10.3 Security Agreement dated August 2, 2000 entered into by GA and Pick Systems